ETFMG Prime Junior Silver Miners ETF (SILJ)
ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX)

Listed on NYSE Arca, Inc.
Each Fund is a series of ETF Managers Trust
PROSPECTUS
January 31, 2023

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About This Prospectus
This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

ETFMG PRIME JUNIOR SILVER MINERS ETF — FUND SUMMARY
Investment Objective
The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return of the Prime Junior Silver Miners & Explorers Index (the “Index”).
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of small-capitalization companies actively engaged in silver refining, mining, or exploration (“Junior Silver Companies”). “Junior” is a term used in reference to small capitalization exploration companies. Junior Silver Companies include pure play companies that generate more than 50% of their revenue from silver mining activities and non-pure play companies that generate 50% or less of their revenue from silver mining activities. The stocks are weighted according to a modified market capitalization that is based upon the percentage of company revenues generated from silver mining activities such that, when weighting Junior Silver Companies, the market cap of a pure play company is multiplied by a factor of three and the market cap of a non-pure play company is multiplied by a factor of one. The five stocks with the highest adjusted market capitalization are assigned a weight of 13%, 11%, 9%, 7%, and 5% respectively with all remaining stocks weighted pro rata based on their relative adjusted market capitalization, subject to a cap of 4.5%. The securities of each company in the Index must also be listed on a securities exchange.
The initial universe of Junior Silver Companies is determined based on proprietary research and analysis conducted by Prime Indexes, (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Junior Silver Company.

The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to that of a Junior Silver Company, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the junior silver industry).
The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.
Junior Silver Companies are then screened as of the Selection Date for investibility to determine initial inclusion (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $20 million, a maximum market capitalization of $3 billion, and an operating company structure (as opposed to a pass-through security). The Index Provider may include companies in the Index with a market capitalization within 5% of the above thresholds as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.
The weightings of the constituents of the Index are further modified in that the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. Further, the cumulative weight of all components with a market capitalization of less than US $100 million may not in the aggregate account for more than 10% of the weight of the Index as of the Selection Day.
As of January 10, 2023, the Index had 52 constituents.
The Fund invests at least 80% of its total assets in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.
The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
Industry Concentration: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of January 10, 2023, the Index was concentrated in companies in the metals and mining industries group.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Silver Exploration and Production Industry Concentration Risk: The Fund concentrates its assets in an industry or group of related industries to the extent that the Index is so concentrated. Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), the Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.
Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.
Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Emerging Markets Securities Risk: The Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.
Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Geographic Concentration Risk: To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
Canada-Specific Risk: Because investments in the Silver Exploration & Production sub-industry may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
ETF Risks:
Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.
Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Management Risk: While the Fund is not actively managed, the Fund is subject to the risks associated with decisions made by the Fund’s investment adviser if the Fund utilizes a representative sampling strategy or to the extent the Fund’s investment adviser makes decisions regarding the investment of collateral from securities on loan.
Models and Data Risk: The Index relies heavily on proprietary models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions by the Index made in reliance thereon expose the Fund to potential risks as the Fund tracks the Index.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.
Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.
Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year, five years, and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmg.com.

Calendar Year Total Returns as of December 31
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 77.11% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -45.33% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception 11/28/2012
ETFMG Prime Junior Silver Miners ETF
Return Before Taxes	-15.74%	-0.58%	-5.47%	-5.43%
Return After Taxes on Distributions	-15.70%	-0.92%	-5.75%	-5.71%
Return After Taxes on Distributions and Sale of Fund Shares	-9.26%	-0.54%	-3.99%	-3.96%
ISE Junior Silver (Small Cap Miners/Explorers) Index / Prime Junior Silver Miners & Explorers Index[1] (reflects no deduction for fees, expenses or taxes)	-15.16%	-0.29%	-4.72%	-4.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	12.60%
1    The table reflects performance of the ISE Junior Silver (Small Cap Miners/Explorers)TM Index through August 1, 2017 and the Prime Junior Silver Miners & Explorers Index thereafter.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser
ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, has been the Fund’s portfolio manager since January 2018. Frank Vallario, Chief Investment Officer of the Adviser has been the Fund’s portfolio manager since September 2019.
For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 19 of the Prospectus.

ETFMG Prime 2x Daily Junior Silver Miners ETF — FUND SUMMARY
Important Information About the Fund
ETFMG Prime 2x Daily Junior Silver Miners ETF (“2x Daily Junior Silver ETF” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Prime Junior Silver Miners & Explorers Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
Investment Objective
The 2x Daily Junior Silver ETF seeks to provide daily investment results that, before fees and expenses, correspond to two times (2x) the daily total return of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.97%
1 Other Expenses do not reflect the costs of investing in swap agreements, including any fees paid to the counterparty of the swap agreement. The estimated annual costs of investing in swap agreements for the Fund are 3.50%. The performance of the Fund is net of all such costs of investing in swap agreements.
2 Total Annual Fund Operating Expenses do not correlate to the Expenses to Average Net Assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.02% that is attributed to acquired fund fees and expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal ended September 30, 2022, the portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds (“ETFs”) that track the Index (including affiliated ETFs), that provide daily leveraged exposure to the Index or to ETFs that track the Index to seek returns equal to 200% of the daily return of the Index. The financial instruments in which the Fund most commonly invests are swap agreements which are intended to produce economically leveraged investment results. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.
The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of small-capitalization companies actively engaged in silver refining, mining, or exploration (“Junior Silver Companies”). “Junior” is a term used in reference to small capitalization exploration companies. Junior Silver Companies include pure play companies that generate more than 50% of their revenue from silver mining activities and non-pure play companies that generate 50% or less of their revenue from silver mining activities. The stocks are weighted according to a modified market capitalization that is based upon the percentage of company revenues generated from silver mining activities such that, when weighting Junior Silver Companies, the market cap of a pure play company is multiplied by a factor of three and the market cap of a non-pure play company is multiplied by a factor of one. The five stocks with the highest adjusted market capitalization are assigned a weight of 13%, 11%, 9%, 7%, and 5% respectively with all remaining stocks weighted pro rata based on their relative adjusted market capitalization, subject to a cap of 4.5%. The securities of each company in the Index must also be listed on a securities exchange.
The initial universe of Junior Silver Companies is determined based on proprietary research and analysis conducted by Prime Indexes, (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Junior Silver Company.
The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to that of a Junior Silver Company, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the junior silver industry).
The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.
Junior Silver Companies are then screened as of the Selection Date for investibility to determine initial inclusion (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $20 million, a maximum market capitalization of $3 billion, and an operating company structure (as opposed to a pass-through security). The Index Provider may include companies in the Index with a market capitalization within 5% of the above thresholds as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.
The weightings of the constituents of the Index are further modified in that the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. Further, the cumulative weight of all components with a market capitalization of less than US $100 million may not in the aggregate account for more than 10% of the weight of the Index as of the Selection Day. As of January 10, 2023, the Index had 52 constituents.
The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.
The Fund has adopted the following policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index.
Industry Concentration: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of January 10, 2023, the Index was concentrated in companies in the metals and mining industries group.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index (including investing in an affiliated series of ETF Managers Trust, ETFMG Prime Junior Silver Miners ETF) or a substantially similar index, and may utilize derivatives, such as swaps on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.

Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, ETF Managers Group LLC (the “Adviser”) determines the type, quantity and mix of investment positions so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
The terms “daily,” “day,” and “trading day” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. The Fund presents risks not traditionally associated with other mutual funds and ETFs. For example, due to the Fund’s daily leveraged investment objective, a small adverse move in the Index will result in larger and potentially substantial declines in the Fund. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk: The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund.
The chart below provides examples of how Index volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: Index volatility and Index return. Index returns show the percentage change in the value of the Index over the specified time period, while Index volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Index return over two equal time periods is identical, different Index volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the performance of the Index. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.

One Year Index	Two Times (2x) One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the period from June 16, 2017 (the inception date of the Index) to December 31, 2022 was 4.12%. The Index’s highest volatility rate for any one calendar year for the period from June 16, 2017 (the inception date of the Index) through December 31, 2022 was 71.27% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from June 16, 2017 (the inception date of the Index) to December 31, 2022 was 44.87%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information about the Funds’ Investment Objective and Strategies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds’ Statement of Additional Information.
Leverage Risk: The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
Silver Exploration and Production Industry Concentration Risk: The Fund concentrates its assets in an industry or group of related industries to the extent that the Index is so concentrated. Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), the Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.
Market Disruption Risk: Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities and obtain long exposure to securities, and the Fund’s sales and long exposures may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs (including swap financing costs) in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security or the value of the swap exposure and the market closing price of the security or the market closing value of the swap exposure. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value and bid-ask spreads in the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of securities that are not perfectly correlated to the Index.
Aggressive Investment Techniques Risk: Using investment techniques that may be considered aggressive, such as swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of the Fund.
Derivatives Risk: Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors, such as an ETF’s premium or discount. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
Swap Agreements: Swap agreements are entered into primarily with major global financial institutions for a specified period, which may range from one day to more than one year. The derivative transactions in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
Counterparty Risk: A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.
Intra-Day Investment Risk: The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards, regulatory reasons (such as, diversification requirements) and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. The Fund may not have investment exposure to all of the securities in the Index or its weighting of investment exposure to the securities may be different from that of the Index. In addition, the Fund may invest in securities that are not included in the Index. The Fund may also invest directly in or use other investment companies, such as ETFs, which may result in increased tracking error for the Fund. Additionally, an ETF’s performance may differ from the index it tracks, thus resulting in additional tracking error for the Fund. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective. For example, the Fund may take or refrain from taking positions to improve tax efficiency or to comply with various regulatory restrictions, which may negatively impact the Fund’s correlation to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective.
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may prevent the fund from achieving its investment objective.
Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Emerging Markets Securities Risk: The Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.
Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Geographic Concentration Risk: To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
Canada-Specific Risk: Because investments in the Silver Exploration & Production sub-industry may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Early Close/Late Close/Trading Halt Risk: An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
ETF Risks:
Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Cash Transactions Risk: The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’ NAV unless the costs are offset by a transaction fee payable by an AP.
Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.
Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Gain Limitation Risk: The Adviser will attempt to position the Fund’s portfolio to ensure that the Fund does not gain or lose more than 90% of its NAV on a given day. As a consequence, the Fund’s portfolio should not be responsive to Index movements of more than 45% in a given day. For example, if the Index were to gain 50%, the Fund’s gains should be limited to a daily gain of 90% (i.e., two times (2x) 45%) rather than 100% (i.e., two times (2x) 50%).
Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high leveraged correlation with the Index.
Money Market Instrument Risk: The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Other Investment Companies (including ETFs) Risk: The Fund may invest directly in another investment company by purchasing shares of the investment company or indirectly by utilizing an investment company as the reference asset of a derivative instrument. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs (affiliated ETFs will not charge duplicate fees and expenses). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Portfolio Turnover Risk: The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.
Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Tax Risk: To qualify for the favorable tax treatment generally available to RIC, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmg.com.
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 22.19% (quarter ended December 31, 2022) and the Fund’s lowest return for a calendar quarter was -57.96% (quarter ended June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	Since Inception 6/15/2021
ETFMG Prime Junior Silver Miners ETF
Return Before Taxes	-48.20%	-58.41%
Return After Taxes on Distributions	-48.20%	-58.41%
Return After Taxes on Distributions and Sale of Fund Shares	-28.54%	-41.70%
Prime Junior Silver Miners & Explorers Index (reflects no deduction for fees, expenses or taxes)	-15.16%	-26.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-4.87%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser
ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, and Frank Vallario, Chief Investment Officer of the Adviser, have been the Fund’s portfolio managers since the Fund’s inception in 2021.
For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 19 of the Prospectus.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation
Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities” and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Funds, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Funds’ website at www.etfmg.com.
Except when aggregated in Creation Units, each Fund’s shares are not redeemable securities.
Tax Information
The distributions made by each Fund generally are taxable to the Fund’s shareholders, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged account. However, subsequent withdrawals from such IRA or other tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of a Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Funds over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
Additional Information about the Funds’ Investment Objectives and Strategies
This section contains additional details about the Funds’ investment objective, principal investment strategies and related risks.
Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”), without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index for the Index without shareholder approval. Additionally, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
The Funds, as part of their securities lending program, may invest collateral in an affiliated series of ETF Managers Trust, ETFMG Sit Ultra Short ETF (the “Ultra Short ETF”). ETF Managers Group LLC serves as the investment adviser to the Ultra Short ETF. Other investment companies, including Ultra Short ETF, in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Funds, and which, with respect to Ultra Short ETF, will be received in full or in part by the Adviser.
Investment Objective for the ETFMG Prime Junior Silver Miners ETF
The Junior Silver ETF uses an “indexing” investment approach, and seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of its Index. A number of factors may affect the Fund’s ability to achieve a high correlation with its Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Fund’s investment adviser (“Adviser”) may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing the Fund to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Fund will not take defensive positions.
The Junior Silver ETF will invest at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of its Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the component securities in the Index (the “80% Policy”). The Fund may invest up to 20% of its total assets in securities that are not in the Index to the extent that the Adviser believes that such investments should help the Fund’s overall portfolio track its Index. The Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that its Index is concentrated.
Investment Objective for the ETFMG Prime 2x Daily Junior Silver Miners ETF
The 2x Daily Junior Silver ETF is designed to seek daily investment results, before fees and expenses, that corresponds to two times (2x) the daily total return of the Index. If, on a given day, the Index gains 1%, the 2x Daily Junior Silver ETF is designed to gain approximately 2% (which is equal to two times 1%). Conversely, if the Index loses 1% on a given day, the 2x Daily Junior Silver ETF is designed to lose approximately 2%. The 2x Daily Junior Silver ETF seeks leveraged investment results on a daily basis – from the close of regular trading on one trading day to the close on the next trading day – which should not be equated with seeking a leveraged investment objective for any other period. The 2x Daily Junior Silver ETF is designed as a short-term trading vehicle. The 2x Daily Junior Silver ETF is intended to be used by investors who intend to actively monitor and manage their portfolios.
Principal Investment Strategies for the ETFMG Prime 2x Daily Junior Silver Miners ETF
The Adviser uses a number of investment techniques in an effort to achieve the stated investment objective for the 2x Daily Junior Silver ETF (the “2x Fund”). The 2x Fund seeks two times (2x) the daily total return of the Index on a given day. The Adviser attempts to provide the returns of the Index for a one-day period consistent with the 2x Fund’s stated investment objective. To do this, the Adviser creates net “long” positions for the 2x Fund. The Adviser may create short positions in the 2x Fund even though the net exposure in the 2x Fund will be long. Long positions move in the same direction as the Index, advancing when the Index advances and declining when the Index declines.
In seeking to achieve the 2x Fund’s investment objective, the Adviser uses statistical and quantitative analysis to determine the investments the 2x Fund makes and the techniques it employs. The Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the 2x Fund’s investment objective. In general, if the 2x Fund is performing as designed, the return of the Index will dictate the return for the 2x Fund. The Adviser does not invest the assets of the 2x Fund in securities, derivatives or other investments based on the Adviser’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. The 2x Fund generally pursues its investment objective regardless of the market conditions and does not take defensive positions.
The 2x Fund has a clearly articulated daily leveraged investment objective which requires the 2x Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objective, the 2x Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the 2x Fund’s investment objective.
The 2x Fund may invest significantly in: swap agreements and ETFs to obtain economic “leverage.” Leveraging allows the Adviser to generate a greater positive or negative return for the 2x Fund than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the 2x Fund.
The 2x Fund generally may hold a representative sample of the securities in the Index. The sampling of securities that is held by the 2x Fund are intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. The 2x Fund also may invest in securities that are not included in the Index or may overweight or underweight certain components of the Index. Certain assets may be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. In addition, the Funds offered in this Prospectus are non-diversified, which means that it may invest in the securities of a limited number of issuers.
At the close of the markets each trading day, the 2x Fund will position its portfolio to ensure that the 2x Fund’s exposure to the Index is consistent with the 2x Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the Index has risen on a given day, the 2x Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the Index has fallen on a given day, the 2x Fund’s net assets should fall, meaning its exposure will typically need to be reduced. The 2x Fund’s portfolio may also need to be changed to reflect changes in the composition of the Index.
The 2x Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by the 2x Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the 2x Fund. Additionally, if the Index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the daily leveraged performance of the 2x Fund may deviate from its expected performance relative to the Index.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the 2x Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the 2x Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

If the 2x Fund is unable to obtain sufficient leveraged exposure to the Index due to the limited availability of necessary investments or financial instruments, the 2x Fund could, among other things, limit or suspend creation units until the Adviser determines that the requisite exposure to the Index is obtainable. During the period that creation units are suspended, the 2x Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.
A Cautionary Note to Investors Regarding Dramatic Index Movement for the 2x Fund
The 2x Fund seeks daily exposure to the Index equal to 200% of its net assets. As a consequence, the 2x Fund could lose an amount greater than its net assets in the event of a decline in the value of the Index in excess of 50% of the value of the Index. The Adviser will attempt to position the 2x Fund’s portfolio to ensure that the 2x Fund does not gain or lose more than 90% of its NAV on a given day. If the Adviser successfully positions the 2x Fund’s portfolio to provide such limits, the 2x Fund’s portfolio and NAV will not be responsive to movements in the Index beyond 45% in a given day, whether that movement is favorable or adverse to the 2x Fund. For example, if the Index were to gain 55%, the 2x Fund would be limited to a daily gain of 90%, which corresponds to two times the Index gain of 45%, rather than 110%, which is two times the Index gain of 55%. It may not be possible to limit the 2x Fund’s losses, and shareholders should not expect such protection. The risk of total loss exists.
If the Index has a dramatic adverse move that causes a material decline in the 2x Fund’s net assets, the terms of the 2x Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, the 2x Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the 2x Fund’s investment objective. This may prevent the 2x Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion the move.
Understanding the Risks and Long-Term Performance of Daily Objective Funds – the Impact of Compounding
The 2x Fund is designed to provide leveraged (2x results on a daily basis). The 2x Fund, however, is unlikely to provide a simple multiple (i.e., 2x) of an index’s performance over periods longer than a single day.
•Why? The hypothetical example below illustrates how daily leveraged fund returns can behave for periods longer than a single day.
Take a hypothetical fund XYZ that seeks to achieve twice the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (2x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than two times that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.9% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the index’s return.

	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100			$100.00
Day 1	103	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.62
Day 3	103.9	4.0%	8.0%	$107.60
Day 4	101.3	-2.5%	-5.0%	$102.21
Day 5	105.1	3.8%	7.5%	$109.88
Total Return		5.1%	9.9%
•Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a daily leveraged fund. The return of a daily leveraged fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the daily leveraged fund’s stated multiple times the return of the daily leveraged fund’s index for the same period. In general, during periods of higher index volatility, compounding will cause longer term results to be less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors — index volatility and index performance — on fund performance.
The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods longer than a single day, a daily leveraged fund is likely to underperform or overperform (but not match) the index performance times the stated multiple in the fund’s investment objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on fund performance. Investors should actively manage and monitor their investments, as frequently as daily. A one-year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a daily leveraged fund could potentially lose the full principal value of his/her investment within a single day.
To isolate the impact of leverage, these graphs assume: a) no dividends paid with respect to securities in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these were reflected, the fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 30%, which is the approximate average of the five-year historical volatility rate of the Prime Junior Silver Miners & Explorers Index. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
One-Year Simulation for Leveraged (2x) Fund; Index Return 0%
(Annualized Index Volatility 30%)

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
12/31/2022
1/31/2023
2/28/2023
3/31/2023
4/30/2023
5/31/2023
6/30/2023
7/31/2023
8/31/2023
9/30/2023
10/31/2023
11/30/2023
12/31/2023
Index Cum Ret
Fund Cum Ret

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the 2x Fund is down.

One-Year Simulation for Leveraged (2x) Fund; Index Return 2.47%
(Annualized Index Volatility 30%)

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
12/31/2022
1/31/2023
2/28/2023
3/31/2023
4/30/2023
5/31/2023
6/30/2023
7/31/2023
8/31/2023
9/30/2023
10/31/2023
11/30/2023
12/31/2023
Index Cum Ret
Fund Cum Ret

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, but the 2x Fund is up less than two times the index.

One-Year Simulation for Leveraged (2x) Fund; Index Return –1.84%
(Annualized Index Volatility 30%)

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
12/31/2022
1/31/2023
2/28/2023
3/31/2023
4/30/2023
5/31/2023
6/30/2023
7/31/2023
8/31/2023
9/30/2023
10/31/2023
11/30/2023
12/31/2023
Index Cum Ret
Fund Cum Ret

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, the 2x Fund is down more than two times the index.
•What it means to you. Daily leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 2x) of the daily performance of an index for a single day, not for any other period, including the impact of compounding on fund performance. Investors should monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. Investors considering the 2x Fund should understand that they are designed to provide a positive multiple of an index for a single day, not for any other period.
Additionally, investors should recognize that the degree of volatility of an index can have a dramatic effect on a fund’s longer-term performance. The more volatile an index is, the more a fund’s longer-term performance will negatively deviate from a simple multiple (e.g., 2x ) of its index’s longer-term return. The return of a fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the fund’s stated multiple times the return of the fund’s index for the same period. For periods longer than a single day, a fund will lose money if its index’s performance is flat over time, and it is possible that the fund will lose money over time regardless of the performance of its index, as a result of daily rebalancing, the index’s volatility, compounding and other factors. An investor in the 2x Fund could potentially lose the full principal value of his/her investment within a single day.

Additional Risk Information
You may lose the full principal value of your investment within a single day.
The following section provides additional information regarding the principal risks identified under “Principal Risks” in each Fund’s summary.
Effects of Compounding and Market Volatility Risk (2x Daily Junior Silver ETF only): has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from the underlying index’s performance times the stated multiple in the Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds and funds that, rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of the Fund’s underlying index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of 200% of its underlying index in a trendless or flat market.
The chart below provides examples of how index volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance: Index volatility and Index return. Index returns show the percentage change in the value of the Index over the specified time period, while Index volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Index return over two equal time periods is identical, different Index volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period.
Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the 2x Daily Junior Silver ETF) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, the 2x Daily Junior Silver ETF would be expected to lose 6.1% if the underlying index provided no return over a one year period during which the underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43% for the 2x Daily Junior Silver ETF. At higher ranges of volatility, there is a chance of a significant loss of value even if the underlying index is flat. For instance, if the underlying index’s annualized volatility is 100%, it is likely that the 2x Daily Junior Silver ETF would lose 63.2% of its value, even if the underlying index’s cumulative return for the year was only 0%. The volatility of ETFs or instruments that reflect the value of the underlying index such as swaps, may differ from the volatility of the Fund’s underlying index.
2x Chart

One Year Index	Two Times (2x) One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. Each table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Leverage Risk (2x Daily Junior Silver ETF only): To achieve its daily investment objective, the Fund employs leverage and is exposed to the risk that adverse daily performance of the Index will be magnified. This means that, if the Index experiences an adverse daily performance, an investment in the Fund will change by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets if the Index moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the Index). Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
Silver Exploration and Production Industry Concentration Risk: Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), a Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so a Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.
Market Disruption Risk (2x Daily Junior Silver ETF only): Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities and obtain long or short exposure to securities, and the Fund’s sales and long or short exposures may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs (including swap financing costs) in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security or the value of the swap exposure and the market closing price of the security or the market closing value of the swap exposure. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value and bid-ask spreads in the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of securities that are not perfectly correlated to the Index.
Aggressive Investment Techniques Risk (2x Daily Junior Silver ETF only): Using investment techniques that may be considered aggressive, such as swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of the Fund.
Derivatives Risk (2x Daily Junior Silver ETF only): The Fund uses investment techniques, including investments in derivatives, such as swaps that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective.
The Fund may use swaps on the Index or swaps on an ETF that tracks the same, or a substantially similar, index. If the Index has a dramatic intraday move in value that causes a material decline in the Fund’s NAV, the terms of the swap agreement between the Fund and its counterparty may allow the counterparty to immediately close out of the transaction with the Fund. In such circumstances, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s daily leveraged investment objective. This may prevent the Fund from achieving its daily leveraged investment objective particularly if the Index reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset.
Counterparty Risk (2x Daily Junior Silver ETF only): Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Fund expects to receive from a counterparty to a financial instrument entered into by the Fund. The Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to the Fund (sometimes referred to as a “bail in”).
The Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund transacts. The Fund generally enters into swap agreements with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for the Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above. If a counterparty’s credit ratings decline, the Fund may be subject to a bail-in, as described above.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective or may decide to change its leveraged investment objective. Additionally, although a counterparty to a centrally cleared swap agreement is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to the Fund.
Intra-Day Investment Risk (2x Daily Junior Silver ETF only): The Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than two times (2x) the leveraged investment exposure to the Index, depending upon the movement of the Index from the end of one trading day until the time of purchase. If the Index moves in a direction favorable to the Fund, the investor will receive less than two times (2x) the exposure to the Index. Conversely, if the Index moves in a direction adverse to the Fund, the investor will receive exposure to the Index greater than two times (2x). Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change that is adverse to the Fund, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk (2x Daily Junior Silver ETF only): There is no guarantee that the Fund will achieve a high degree of correlation to its Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted dynamically by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions or high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Because an Index may include instruments that trade on a different market than the Fund, the Fund’s return may vary from a multiple of the performance of the Index because different markets may close before the Exchange opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund’s NAV calculation time or using fair valuations of index security, the Fund’s performance may not correlate to its Index. Additionally, there may be legal restrictions or limitation imposed by governments of certain countries which may limit the size of the Fund’s holding or otherwise limit the Fund’s ability to achieve its investment objective.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly as a reference asset for derivative instruments, income items, valuation methodology, accounting standards, required regulatory reasons (such as, diversification requirements) and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. The Fund may also invest directly in or use other investment companies, such as ETFs, which may result in increased tracking error for the Fund. Additionally, an ETF’s performance may differ from the index it tracks, thus resulting in additional tracking error for the Fund. Activities surrounding periodic index reconstitutions and other index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective. For example, the Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, which may negatively impact the Fund’s correlation to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Concentration Risk: Each Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent a Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Early Close/Late Close/Trading Halt Risk (2x Daily Junior Silver ETF only): An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
Equity Market Risk: An investment in a Fund involves risks of investing in equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to a Fund’s NAV.
ETF Risks:
Absence of an Active Market Risk: Although a Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case a Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or a Fund may ultimately liquidate.
APs, Market Makers and Liquidity Providers Concentration Risk: A Fund has a limited number of financial institutions that may act as APs, none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Cash Transactions Risk (2x Daily Junior Silver ETF only): The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’ NAV unless the costs are offset by a transaction fee payable by an AP.
Costs of Buying or Selling Shares Risk: Investors buying or selling a Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Fluctuation of NAV Risk: The NAV of a Fund’s shares will generally fluctuate with changes in the market value of such Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether a Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of a Fund’s shares may deviate significantly from the NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to such Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. As a result, investors in a Fund may pay significantly more or receive significantly less for Fund shares than the value of such Fund’s underlying securities or the NAV of Fund shares. If an investor purchases a Fund’s shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.
Market Trading Risk: An investment in a Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of such Fund. Any of these factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV.
Trading Issues Risk: Although a Fund’s shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will be maintained. Trading in a Fund’s shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%., 13% and 20%). Additional rules applicable to the Exchange may halt trading in Fund shares when extraordinary volatility causes sudden, significant swings in the market price of Fund shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In stressed market conditions, the liquidity of a Fund’s shares may begin to mirror the liquidity of such Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares, potentially causing the market price of the Fund’s shares to deviate from their NAV.
Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and such Fund’s market price. This reduced effectiveness could result in Fund shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund shares. During a “flash crash,” the market prices of a Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause APs and other market makers to limit or cease trading in a Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when a Fund does not price its Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by a Fund trade on foreign exchanges that are closed when a

Fund’s primary listing exchange is open, a Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects a Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. A Fund’s NAV is determined on the basis of U.S. dollars and, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up.
Depositary Receipts Risk: A Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts may be unregistered and unlisted. A Fund’s investments also may include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments pursuant to the Funds’ liquidity risk management program. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs or GDRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
Emerging Markets Securities Risk: A Fund’s investments may expose a Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. In addition, less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. Where all or a part of a Fund’s underlying securities trade in a market that is closed when the Exchange is open, there may be changes between the last quotation from its closed foreign market and the value of such securities during a Fund’s domestic trading day. This could lead to differences between the market price of a Fund’s shares and the value of a Fund’s underlying securities.
Foreign Securities Risk: A Fund invests in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.
Political and Economic Risk: A Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund’s investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Gain Limitation Risk (2x Daily Junior Silver ETF only): The Adviser will attempt to position the Fund’s portfolio to ensure that the Fund does not gain or lose more than 90% of its NAV on a given day. As a consequence, the Fund’s portfolio should not be responsive to Index movements of more than 45% in a given day. For example, for the Fund, if the Index were to gain 50%, the Fund’s gains should be limited to a daily gain of 90% (i.e., two times (2x) 45%) rather than 100% (i.e., two times (2x) 50%).
Geographic Concentration Risk: A Fund is subject to geographic concentration risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because a Fund may invest a large portion of its assets in securities of companies located in any one country or region, such Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.
Canada-Specific Risk: Because the investments of a Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.
Liquidity Risk (2x Daily Junior Silver ETF only): Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may incur a loss. Certain market conditions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market illiquidity may cause losses for the Fund. For the Fund, to the extent that the Index moves adversely, the Fund may be one of many market participants that are attempting to transact in the securities of an underlying index or correlated instruments. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in securities of the Index or correlated investments such as financial instruments and the Fund’s transactions could exacerbate the price change of the securities of the Index. Additionally, because the Fund is leveraged, a minor adverse change in the value of the Index should be expected to have a substantial adverse impact on the Fund.
Management Risk: While each Fund is not actively managed, a Fund is subject to the risks associated with decisions made by the Adviser if such Fund utilizes a representative sampling strategy or to the extent the Adviser makes decisions regarding the investment of collateral from securities on loan.
Models and Data Risk: When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks as such Fund tracks its respective Index. For example, by relying on models and data, the Index, and consequently the Fund, may add or remove certain investments at prices that are too high or too low or to miss favorable opportunities altogether.
Models may have aspects that are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the applicable Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Money Market Instrument Risk (2x Daily Junior Silver ETF only): The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.

Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of a Fund’s investments.
New Fund Risk (2x Daily Junior Silver ETF only): The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Non-Diversification Risk: Because each Fund is “non-diversified,” a Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause a Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio. This may increase a Fund’s volatility and have a greater impact on such Fund’s performance.
Other Investment Companies (including ETFs) Risk (2x Daily Junior Silver ETF only): The Fund may invest directly in another investment company by purchasing shares of the investment company or indirectly by utilizing an investment company as the reference asset of a derivative instrument. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Passive Investment Risk: Each Fund is not actively managed. Therefore, unless a specific security is removed from a Fund’s Index, such Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from a Fund’s Index, such Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in a Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of a Fund’s shares will decline, more or less, in correspondence with any decline in value of such Fund’s respective Index. An Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the applicable Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Portfolio Turnover Risk (2x Daily Junior Silver ETF only): Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Reliance on Trading Partners Risk (2x Daily Junior Silver ETF only): The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.
Sector Risk: To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: Each Fund may engage in securities lending. A Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that a Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, a Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. When a Fund invests cash collateral in other investment companies, such investments of cash collateral will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. To the extent that the value or return of a Fund’s investment of the cash collateral declines below the amount owed to the borrower, such Fund may incur losses that exceed the amount it earned on lending the security. A Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of such Fund’s portfolio securities.
Smaller Companies Risk: Each Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Funds may be subject to the risk that securities of smaller companies represented in the Indexes may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for a Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or a Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.
Tax Risk: To qualify for the favorable tax treatment generally available to RICs, a Fund must satisfy certain diversification requirements under the Code. In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the applicable Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. A Fund’s efforts to satisfy the diversification requirements may cause such Fund’s return to deviate from that of the Index, and the applicable Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements.88888 Tax Risk: To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Tracking Error Risk (Junior Silver ETF only): Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.
Valuation Risk: The sales price that a Fund could receive for a security may differ from such Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell such Fund’s shares.
Portfolio Holdings
Information about the Funds’ daily portfolio holdings will be available at www.etfmg.com. A summarized description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
Fund Management
Adviser. ETF Managers Group LLC, the investment adviser to the Funds, is a Delaware limited liability company located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Funds with overall responsibility for the day-to-day portfolio management of each Fund, subject to the supervision of the Board. For its services, the Adviser receives, and, except as otherwise noted, did receive for each Fund’s most recent fiscal year, a fee that is equal to the percent shown in the table below per annum of the average daily net assets of each Fund with the fee for each Fund calculated daily and paid monthly.

Fund	Management Fee
Junior Silver ETF	0.69%
2x Daily Junior Silver ETF	0.95%
Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for each Fund to operate. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, certain proxy solicitation costs and non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).
A discussion regarding the basis for the Board’s approval of the continuation of the Investment Advisory Agreement for the Junior Silver ETF is available in the Funds’ Semi-Annual Report for the reporting period ended March 31, 2022.
Manager of Managers Structure. The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, may select one or more sub-advisers for a Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its respective shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser may be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser will compensate each sub-adviser out of its management fee. A Fund is required to provide shareholders with certain information regarding any new sub-adviser within 90 days of the hiring of any new sub-adviser. Such information generally includes the information that would have been provided to shareholders in the form of a proxy statement in the absence of the Order.
The Adviser’s reliance on such Order with respect to a Fund is contingent on the holders of a majority of such Fund’s outstanding voting securities approving the applicable Fund’s use of a manager of managers structure and the Adviser’s reliance on such Order. Prior to the date of this Prospectus, shareholders of each Fund approved the use by such Fund of a manager of managers structure and the Adviser’s reliance on such Order.

Portfolio Managers
The Funds’ portfolio managers are primarily responsible for the day-to-day management of the Funds. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy.
The Funds are managed by Samuel R. Masucci, III, Chief Executive Officer of the Adviser, and Frank Vallario, Chief Investment Officer of the Adviser.
Samuel Masucci, III has more than 25 years’ experience in investment banking, structured product development, sales and trading. He founded ETF Managers Group (ETFMG) in 2014. Prior to ETFMG he has held senior positions at Bear Stearns, UBS, SBC Warburg, and Merrill Lynch and has experience in creating, building and managing businesses for the issuance, sales and trading of: ETFs, index products, commodity products, hedge funds, ABS, and OTC structured products in the U.S. and Europe.
Frank Vallario serves in the role of Chief Investment Officer for the Adviser. Mr. Vallario is responsible for the portfolio construction, trading, risk management and portfolio analysis processes associated with ETF strategies. Prior to his current role at the Adviser, Mr. Vallario has had a variety of senior roles over his 25-year career in financial services. He joined Oppenheimer Funds in 2017 where he was Head of Equity Portfolio Management for Smart Beta ETFs. Prior to that he was a Senior Portfolio Manager at Columbia Threadneedle from September 2015 to June 2017 where he was responsible for the day to day management of the firm’s ETF business, which was acquired from his previous firm, Emerging Global Advisors (EGA). From September 2010 to September 2015, he was relationship manager at MSCI responsible for providing investment solutions to complex problems using MSCI Barra’s fundamental models and portfolio construction tools. Previously, he was a partner in a start-up asset management firm where he served as the director of portfolio management. Mr. Vallario began his career at UBS Global Asset Management where he spent over a decade in various quantitative portfolio management equity roles including equity market neutral, tactical asset allocation, structured active equities, enhanced index, passive management and factor research. Mr. Vallario served on the Investment Committee for the Girl Scouts of Connecticut and was a University Affiliate at the University of Utah – David Eccles School of Business. He received a B.S. in Finance from Lehigh University and a M.B.A. with a concentration in Finance from Rutgers University.
The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed, and ownership of the applicable Fund’s shares.
Buying and Selling the Funds
Each Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Each Fund’s shares are listed for secondary trading on the Exchange. When you buy or sell a Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
NAV per share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).
When determining NAV, the value of a Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Adviser’s valuation policies and procedures. The Board has designated the Adviser as the “valuation designee” for each Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between a Fund’s performance and the desired performance relative to the Fund’s Index.
The Funds invest in non-U.S. securities. Non-U.S. securities held by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Frequent Purchases and Redemptions of the Funds’ Shares
Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Funds on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm the Funds’ shareholders because these trades do not involve the Funds directly. Certain institutional investors are authorized to purchase and redeem a Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Funds impose transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that a Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund intends to pay out dividends, if any, quarterly and distribute any net realized capital gains to their shareholders annually.
Dividend Reinvestment Service
Brokers may make available to their customers who own a Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the applicable Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the applicable Fund at NAV per share.
Tax Information
The following is a summary of some important tax issues that affect the Funds and their respective shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. The following summary describes the U.S. federal income tax consequences to shareholders that are U.S. persons, as defined in the Code, and that are not partnerships for U.S. federal income tax purposes, unless otherwise provided. More information about taxes, including a detailed description of the U.S. federal income tax consequences to shareholders that are not U.S. persons, as defined in the Code, is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local income taxes.
Tax Status of the Funds
Each Fund is treated as a separate entity for U.S. federal tax purposes, and intends to qualify for the special tax treatment afforded to RIC under the Code. As long as each Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on any ordinary income or capital gain that it timely distributes to its shareholders as dividends.
Tax Status of Distributions
•Each Fund intends, for each year, to distribute substantially all of its income and net capital gains.
•Each Fund’s distributions from income will generally be taxed to you as ordinary income, qualified dividend income, or capital gain (or a combination thereof). For non-corporate shareholders, dividends reported by a Fund as qualified dividend income are generally eligible for reduced tax rates.
•Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. A Fund’s strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) properly reported by the Fund as “capital gain dividends” that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at reduced maximum rates.
•Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable U.S. federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.
•A Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.
•Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.
•Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.
Taxes on Exchange-Listed Share Sales. A shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares in an amount equal to the difference between the shareholder’s adjusted basis in the common stock disposed of and the amount realized on their disposition. Generally, gain recognized by a shareholder on the disposition of shares will result in capital gain or loss to a shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as capital gain dividends to the shareholder with respect to such shares.
Investment in Foreign Securities. The Funds may be subject to non-U.S. withholding taxes on income they may earn from investing in non-U.S. securities, which may reduce the return on such investments. In addition, the Funds’ investments in non-U.S. securities or non-U.S. currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing or amount of their distributions. The Funds may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Funds to non-U.S. jurisdiction in respect of non-U.S. securities held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from non-U.S. sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.
Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the net investment income of certain shareholders that are estates and trusts which the estate or trust has not distributed to its beneficiaries.
Non-U.S. Investors. If you are not a U.S. person, as defined in the Code, distributions of a Fund’s ordinary income will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business of such non-U.S. investor (and if required by an applicable income tax treaty, attributable to a permanent establishment maintained in the United States by such non-U.S. investor). This 30% withholding tax generally will not apply to capital gain dividends.
Backup Withholding. The Funds or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
FATCA. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner that is a specified U.S. person or provide the withholding agent with identifying information on each greater than 10% U.S. owner that is a specified U.S. person. Depending on the status of a shareholder and the status of the intermediaries through which they hold their shares, shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a shareholder might be eligible for refunds or credits of such taxes.
Distribution
The Distributor, ETFMG Financial LLC, an affiliate of the Adviser, is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in the Funds’ shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal business address is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the 2x Daily Junior Silver ETF. In accordance with the Plan, the 2x Daily Junior Silver ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of each applicable Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Fund Service Providers
Eversheds Sutherland (US) LLP, 700 6th Street NW, Washington, DC 20001, serves as legal counsel to the Funds.
WithumSmith+Brown, PC, with offices located at 1411 Broadway, 9th Floor, New York, New York 10018, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
Premium/Discount Information
Information regarding the number of days each Fund’s market price was a price above (i.e., at a premium) or below (i.e., at a discount) its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year, are provided, free of charge, on the Funds’ website at www.etfmg.com.
Litigation
The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.
Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by WithumSmith+Brown, PC, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

ETFMG Prime Junior Silver Miners ETF
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning of Year	$11.82		$13.79		$9.45	$8.70	$11.84
Income (Loss) from Investment Operations:
Net investment income (loss)[1]	0.01		(0.01)		(0.05)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(2.68)		(1.76)		4.56	0.91	(3.11)
Total from investment operations	(2.67)		(1.77)		4.51	0.89	(3.14)
Less Distributions:
Distributions from net investment income	(0.04)		(0.20)		(0.17)	(0.14)	—
Total distributions	(0.04)		(0.20)		(0.17)	(0.14)	—
Capital Share Transactions:
Transaction fees	0.00	[2]	0.00	[2]	—	—	—
Net asset value, end year	$9.11		$11.82		$13.79	$9.45	$8.70
Total Return	(22.63)%		(13.06)%		48.06%	10.45%	(26.50)%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$606,358		$727,987		$408,319	$100,119	$45,265

Gross Expenses to Average Net Assets	0.69%		0.69%		0.69%	0.69%	0.69%
Net Investment Income (Loss) to Average Net Assets	0.12%		(0.10)%		(0.46)%	(0.21)%	(0.32)%
Portfolio Turnover Rate	34%		26%		71%	34%	36%

1    Calculated based on average shares outstanding during the year.
2    Amount is less than 0.005.

ETFMG Prime 2x Daily Junior Silver Miners ETF
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]
Net Asset Value, Beginning of Year/Period	$4.60	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.03)	(0.02)
Net realized and unrealized loss on investments	(2.46)	(5.38)
Total from investment operations	(2.49)	(5.40)
Net asset value, end year/period	$2.11	$4.60
Total Return	(54.16)%	(53.98)%	[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$1,983	$506

Gross Expenses to Average Net Assets	0.95%	0.95%	[4]
Net Investment Loss to Average Net Assets	(0.75)%	(0.88)%	[4]
Portfolio Turnover Rate	0%	0%	[3]

1    The Fund commenced operations on June 15, 2021.
2    Calculated based on average shares outstanding during the year/period.
3    Not annualized.
4    Annualized.

ETF Managers Trust
30 Maple Street, 2nd Floor
Summit, New Jersey 07901
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders (when available). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.
FOR MORE INFORMATION
To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Funds or to make other inquiries, please contact us as follows:
Call:     1-844-383-6477
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:     ETF Managers Trust
30 Maple Street, 2nd Floor
Summit, New Jersey 07901

Visit:     www.etfmg.com
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Funds are available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number: 811-22310

ETFMG Alternative Harvest ETF (MJ)

ETFMG U.S. Alternative Harvest ETF (MJUS)

Listed on NYSE Arca, Inc.
Each Fund is a series of ETF Managers Trust
PROSPECTUS
January 31, 2023

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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About This Prospectus
This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

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ETFMG Alternative Harvest ETF — Fund Summary
Investment Objective
The ETFMG Alternative Harvest ETF (the "Fund" or the “Alternative Harvest ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the "Index").
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1,2]	0.19%
Total Annual Fund Operating Expenses	0.94%
Less: Fee Waiver[3]	(0.19%)
Total Annual Fund Operating Expenses After Fee Waiver[3]	0.75%
1Total Annual Fund Operating Expenses do not correlate to the Expenses to Average Net Assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.19% that is attributed to acquired fund fees and expenses.
2Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year.
3The Fund’s investment adviser, ETF Managers Group LLC (the “Adviser”), has agreed to waive its management fee in an amount equal to the acquired fund fees and expenses related to any investment in ETFMG U.S. Alternative Harvest ETF. This arrangement will remain in effect through at least March 31, 2024, and prior to such date the Adviser may not terminate the arrangement without the approval of the Board of Trustees of the Trust.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”)) of companies across the globe, including U.S. companies, that (i) engage in the cultivation,
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production, marketing or distribution of cannabis, including industrial hemp; (ii) engage in the production, marketing, transportation or distribution of products containing cannabis, including industrial hemp, for medical or non-medical purposes, including, but not limited to, drugs, supplements, or food products (the companies in categories (i) and (ii) are “Cannabis Companies”); (iii) engage in the creation, marketing, transportation or distribution of prescription drugs, supplements or food products that utilize cannabinoids as an ingredient (“Pharmaceutical Companies”); (iv) trade tobacco or produce tobacco products, such as cigarettes, cigars or electronic cigarettes; (v) produce cigarette and cigar components, such as cigarette paper and filters; (vi) engage in the creation, production and distribution of fertilizers, plant foods, pesticides or growing equipment to be used in the cultivation of cannabis or tobacco; or (vii) provide other products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services. A company is considered to be a “U.S. Cannabis Company” if it derives more than 50% of its revenue from the activity described in categories (i), (ii), (iii), or (vii) within the United States.
The Fund will only directly invest in companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not hold direct ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including United States (“U.S.”) federal and state laws. Because the Fund only holds securities of companies that are currently engaged exclusively in legal activities under applicable national and local laws, the Fund will not hold equity securities of any company that engages in the cultivation, production or distribution of marijuana or products derived from marijuana for medical or non-medical purposes in a particular country, including the United States, unless and until such time as the cultivation, production or distribution of medical or non-medical marijuana, as applicable, becomes legal under all local and national laws governing the company in such country.
“Applicable national and local laws” refers to (i) controlled substance laws and regulations or (ii) food, drug, and cosmetics, or equivalent laws and regulations under whose jurisdiction the company is subject that govern the cultivation, production or distribution, for medical or non-medical purposes, of marijuana in a particular country. “Hemp” refers to cannabis plants with a tetrahydrocannabinol (“THC”) concentration of not more than 0.3% on a dry weight basis, as well as derivatives thereof, whereas "marijuana" refers to all other cannabis plants and derivatives thereof.
The Pharmaceutical Companies produce, market or distribute drug products that use cannabinoids to create government approved drugs. Cannabinoids are extracts from the cannabis plant and include tetrahydrocannabinol, cannabidiol (“CBD”), dronabinol and nabilone. All Pharmaceutical Companies that are held by the Fund have the necessary permits and licenses to engage in lawful medical research using cannabinoids to produce government approved drugs, or to otherwise produce, market or distribute such drugs. This activity is distinct from the “medical marijuana” business, which refers to the use of the cannabis leaf, as opposed to specific extracts in pharmaceutical form, to alleviate the symptoms of injury or illness.
As of the date of this prospectus, the Fund does not directly invest in companies that grow or distribute marijuana inside of the U.S. or any “medical marijuana” companies in the United States. The Fund may, however, hold securities of companies that have a business interest in the hemp and hemp-based products markets within the United States. If U.S. federal law changes in the future and these cannabis-related business activities become legal at the federal level, the Fund may begin directly investing in U.S. listed companies in the cannabis and hemp ecosystem in accordance with the Fund’s investment objective and principal investment strategy.
The initial universe of companies engaged in the above activities is determined based on proprietary research and analysis conducted by the Index Provider. The Index Provider uses a variety of publicly available resources for such analysis, including shareholder reports of issuers or the Bloomberg Terminal, to determine whether a company is engaged in one of the businesses described in categories (i)-(vii), above. The Index universe is then screened to eliminate the stocks that have a market capitalization of less than $200 million ($100 million for U.S. Cannabis Companies) or a three-month average daily trading value of less than $500,000 ($100,000 for U.S. Cannabis Companies). Additionally, component securities of the Index must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investable for a U.S.-based fund.
The Index may also consist of U.S.-listed common stocks of Special Purpose Acquisitions Corporations (“SPACs”) that have been organized with the stated purpose of acquiring one or more operating businesses that would otherwise be eligible for inclusion in the Index (a SPAC-derived company). A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies. If a SPAC that is included in the Index announces a Combination with an operating company that will be eligible for inclusion in the Index, the pre-Combination SPAC and, subsequently, the SPAC-derived company will continue to be included in the Index, so long as it continues to satisfy the remaining eligibility criteria. If the SPAC announces a Combination with a non-qualifying business, the SPAC will be removed from the Index at the time of the next Index reconstitution.
The Index is developed and owned by Prime Indexes (the “Index Provider”), and the Index is calculated and maintained by Solactive AG. The Index Provider is not affiliated with Solactive AG, the Fund, the Fund’s investment adviser, and the Fund’s distributor.
The Index is reconstituted and rebalanced quarterly. The companies in the Index are weighted using a proprietary weighting methodology that weights securities either by market capitalization or in equal amounts, depending on how heavily the issuer is engaged in the businesses described in categories (i) or (ii), above. As of January 10, 2022, the Index had 40 constituents. The Fund
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rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
The Fund will invest at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index (the “80% Policy”). The Fund may invest up to 20% of its total assets in securities that are not in the Index to the extent that the Fund’s investment adviser believes that such investments should help the Fund’s overall portfolio track the Index. The Fund may invest in other investment companies that principally invest, either directly or through derivatives, in component securities of the Index. The Fund may invest a significant portion of its assets in exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of component securities of the Index and derivatives or other instruments that have economic characteristics similar to such securities. While the Fund does not intend to directly invest in swaps, certain ETFs in which the Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Index component companies without owning or taking physical custody of such security. The Fund may pursue its investment objective by investing in an affiliated series of ETF Managers Trust, ETFMG U.S. Alternative Harvest ETF. ETF Managers Group, LLC, investment adviser to the Fund, serves as the investment adviser to ETFMG U.S. Alternative Harvest ETF.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.
The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
Industry Concentration: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal, step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes and, in the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, begin using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions by the DOJ could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.
Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the Food and Drug Administration (“FDA”) for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production.
Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.
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Non-U.S. Regulatory Risks of the Marijuana Industry: The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.
Operational Risks of the Marijuana Industry: Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.
United States Regulatory Risks of CBD and Hemp: The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of the Fund’s investments in companies with business interests in hemp and hemp-based products.
Other Investment Companies Risk: The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs (affiliated ETFs will not charge duplicate fees and expenses). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.
Swap Risk: The Fund may invest in ETFs that may invest in swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if an ETF enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the ETF may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the ETF’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the ETF will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the ETF worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the ETF may achieve with them.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Associated Risks of Investments in SPACs: The Fund invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking
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acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Because the SPACs included in the Index will be designed to pursue acquisitions only within certain industries or regions, their stock prices may experience greater volatility than stocks of other SPACs.
Associated Risks of SPAC-Derived Companies: The Fund invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks in which the Fund invests may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Consumer Staples Sector Risk: The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
ETF Risks:
Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.
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Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.
Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.
Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Health Care Companies Risk: Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Biotechnology Company Risk: A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.
Pharmaceutical Company Risk: Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.
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Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
Non-Cannabis Related Business Risk: Many of the companies in the Index are engaged in other lines of business unrelated to the activities identified in the principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Risks Related to Investing in Canada: Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.
Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.
Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the
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Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.
Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year, five years, and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. On December 26, 2017, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to December 26, 2017 is likely to have differed had the Fund’s current investment strategy been in effect during those periods.
Updated performance information is available on the Fund’s website at www.etfmg.com.
Calendar Year Total Returns as of December 31,
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 59.25% (quarter ended March 31, 2021) and the Fund’s lowest return for a calendar quarter was -43.18% (quarter ended June 30, 2022).
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Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	Since Inception 12/3/2015
ETFMG Alternative Harvest ETF
Return Before Taxes	-60.18%	-31.12%	-18.02%
Return After Taxes on Distributions	-60.68%	-31.97%	-19.66%
Return After Taxes on Distributions and Sale of Fund Shares	-35.50%	-18.45%	-10.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	11.33%
Solactive Latin America Real Estate Index/Prime Alternative Harvest Index (reflects no deduction for fees, expenses or taxes)[1]	-60.72%	-32.09%	-18.64%
1 The table reflects performance of the Solactive Latin America Real Estate Index through December 26, 2017 and the Prime Alternative Harvest Index thereafter.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser
ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, has been the Fund’s portfolio manager since 2018. Frank Vallario, Chief Investment Officer of the Adviser, has been the Fund’s portfolio manager since 2019.
For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 17 of the Prospectus.
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ETFMG U.S. Alternative Harvest ETF — Fund Summary
Investment Objective
The ETFMG U.S. Alternative Harvest ETF (the “Fund” or the “U.S. Alternative Harvest ETF”) seeks income and long-term growth of capital.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.76%
1Total Annual Fund Operating Expenses do not correlate to the Expenses to Average Net Assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.01% that is attributed to acquired fund fees and expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the “Cannabis Business” (as defined below) in the United States, and in derivatives that have economic characteristics similar to such securities. The Cannabis Business is defined as: (i) cultivating, producing, marketing or distributing Cannabis, including industrial hemp (ii) producing, marketing or distributing products containing Cannabis-derived products, (iii) producing, processing, marketing, transporting or distributing prescription drugs, supplements, or food products that include Cannabis-derived products, or (iv) providing products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services. The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws.
The Fund is actively managed. In pursuing its investment objective, the Fund will invest in companies that generally are representative of the components of the Prime U.S. Alternative Harvest Index (the “Reference Index”) or in total return swaps intended to provide exposure to such companies. The Reference Index is comprised of equity securities of companies engaged in the Cannabis Business in the United States. Eligible companies are identified by Prime Indexes, an independent indexing company that is not affiliated with the Adviser, using a variety of publicly available resources, including financial statements and other reports published by issuers. The Fund may use total return swaps for the purpose of achieving the approximate economic equivalent of a purchase of a security in the Reference Index when the Fund is not able to purchase such security directly because of administrative, legal or other restrictions. A total return swap for the purpose of achieving the approximate economic equivalent of a purchase or sale of a security means the counterparty would be obligated to pay the Fund a return based on the market price of the security and the Fund would be obligated to pay the counterparty a return based upon a fixed or floating interest rate.
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Although the Fund generally provides exposure to the components of the Reference Index, the Fund is not an index tracking exchange-traded fund and the Fund will weight its investments in different proportions than their weightings within the Reference Index on the basis of considerations such as liquidity and costs associated with the total return swaps. In addition, the Fund is not required to invest in all of the components of the Reference Index and may invest in the stocks of companies in the Cannabis Business that are not included in the Reference Index or in total return swaps intended to provide exposure to companies not included in the Reference Index. The Fund’s investment adviser, subject to the oversight of the Trust’s Board of Trustees (the “Board”), has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies. The Fund will not change the 80% investment policy included in its principal investment strategy without providing at least 60 days’ written notice to shareholders.
The Fund may also invest in U.S.-listed common stocks of Special Purpose Acquisitions Corporations (“SPACs”) that have been organized with the stated purpose of acquiring one or more operating businesses that engage in Cannabis Business (a SPAC-derived company). A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies. If a SPAC that is included in the Fund’s portfolio announces a Combination with an operating company that is engaged in the Cannabis Business, the pre-Combination SPAC and, subsequently, the SPAC-derived company may be included in the Fund’s portfolio, so long as it continues to satisfy the remaining eligibility criteria. If the SPAC announces a Combination with a non-qualifying business, the SPAC will be removed from the Fund as promptly as practicable following the determination being made.
The Fund will concentrate at least 25% of its investments in the Pharmaceuticals industry and Equity Real Estate Investment Trusts (REITs) industry groups.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal, step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes and, in the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, begin using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions by the DOJ could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.
Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the Food and Drug Administration (“FDA”) for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production.
Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.
Non-U.S. Regulatory Risks of the Marijuana Industry: The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not
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be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.
Operational Risks of the Marijuana Industry: Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.
United States Regulatory Risks of CBD and Hemp: The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of the Fund’s investments in companies with business interests in hemp and hemp-based products.
Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Associated Risks of Investments in SPACs: The Fund invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Because the SPACs included in the Fund’s portfolio will be designed to pursue acquisitions only within certain industries or regions, their stock prices may experience greater volatility than stocks of other SPACs.
Associated Risks of SPAC-Derived Companies: The Fund invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average
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price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks in which the Fund invests may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
Consumer Staples Sector Risk: The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
ETF Risks:
Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may may ultimately liquidate.
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transactions: The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless the costs are offset by a transaction fee payable by an AP.
Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.
Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
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Health Care Companies Risk: Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Biotechnology Company Risk: A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.
Pharmaceutical Company Risk: Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.
Management Risk: The Fund is actively-managed and may not meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Fund.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
Non-Cannabis Related Business Risk: Many of the companies in the Fund’s portfolio are engaged in other lines of business unrelated to the activities identified in the principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.
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Tax Risk: To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year and since inception compare with a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmg.com.

Calendar Year Total Returns as of December 31,
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was -9.28% (quarter ended December 31, 2022) and the Fund’s lowest return for a calendar quarter was -50.21% (quarter ended June 30, 2022).

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	Since Inception 5/12/2021
ETFMG U.S. Alternative Harvest ETF
Return Before Taxes	-66.86%	-62.99%
Return After Taxes on Distributions	-66.86%	-62.99%
Return After Taxes on Distributions and Sale of Fund Shares	-39.58%	-43.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-1.89%
Prime US Alternative Harvest Index NTR	-66.22%	-61.80%
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After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser
ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, and Frank Vallario, Chief Investment Officer of the Adviser, have been the Fund’s portfolio managers since the Fund’s inception in 2021.
For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 17 of the Prospectus.
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Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation
Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities” and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Funds, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Funds’ website at www.etfmg.com.
Except when aggregated in Creation Units, each Fund’s shares are not redeemable securities.
Tax Information
The distributions made by each Fund generally are taxable to the Fund’s shareholders, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such IRA or other tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation..
Financial Intermediary Compensation
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of a Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Funds over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
Additional Information about the Funds’ Investment Objectives and Strategies
This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objective
Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”), without the approval of Fund shareholders. The ETFMG Alternative Harvest ETF reserves the right to substitute a different index for the Index without shareholder approval. In addition, the Fund’s 80% investment policy for the ETFMG Alternative Harvest ETF and ETFMG U.S. Alternative Harvest ETF has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.
The Funds, as part of their securities lending program, may invest collateral in an affiliated series of ETF Managers Trust, ETFMG Sit Ultra Short ETF (the “Ultra Short ETF”). ETF Managers Group LLC serves as the investment adviser to the Ultra Short ETF. Other investment companies, including Ultra Short ETF, in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Funds, and which, with respect to Ultra Short ETF, will be received in full or in part by the Adviser.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in SEC exemptive orders or rules.
Investment Objective for the ETFMG Alternative Harvest ETF
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”).
The Fund uses an “indexing” investment approach, and seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Fund’s investment adviser (“Adviser”) may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing the Fund to purchase
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or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Fund will not take defensive positions.
The Fund may also invest in other investment companies that principally invest, either directly or through derivatives, in component securities of the Index. The Fund may pursue its investment objective by investing in an affiliated series of ETF Managers Trust, ETFMG U.S. Alternative Harvest ETF. ETF Managers Group LLC serves as the investment adviser to ETFMG U.S. Alternative Harvest ETF.
The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Therefore, the Fund will not invest directly in any Cannabis Companies and Pharmaceutical Companies that grow, produce, distribute, or sell cannabis or products derived from cannabis in a country, state, province, locality or other political subdivision where this activity is illegal under applicable law. To that end, while the Index may include equity securities traded on global securities exchanges or the over-the-counter market, the Fund will invest directly (as opposed to obtaining exposure via ETFs) only in companies that list their securities on exchanges that require compliance with all laws, rules and regulations applicable to their business, including U.S. federal laws. The current exchanges identified by the Fund that meet these requirements are the New York Stock Exchange, NYSE American and Nasdaq Stock Market, TSX Exchange, TSX Venture Exchange, Australian Securities Exchange and Tel Aviv Stock Exchange.
Investment Objective for the ETFMG U.S. Alternative Harvest ETF
The Fund seeks income and long-term growth of capital.
The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Therefore, the Fund will not invest directly in any Cannabis Company that grows, produces, distributes, or sells cannabis or products derived from cannabis in a country, state, province, locality or other political subdivision where this activity is illegal under applicable law. To that end, the Fund will invest directly (as opposed to obtaining exposure via swap contracts) in companies that list their securities on exchanges that require compliance with all laws, rules and regulations applicable to their business, including U.S. federal laws. The current exchanges identified by the Fund that meet these requirements are the New York Stock Exchange, NYSE American and Nasdaq Stock Market, TSX Exchange, TSX Venture Exchange, Australian Securities Exchange and Tel Aviv Stock Exchange.
Additional Risk Information
The following section provides additional information regarding the principal risks identified under “Principal Risks” in each Fund’s summary.
United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of a Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Marijuana is a Schedule I controlled substance under the CSA and is illegal under federal law. Currently, over half of the states plus the District of Columbia have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment or for non-medical purposes. Even in those states in which the use of marijuana for medical or non-medical purposes has been legalized, its sale and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal and step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes. Congress may fail to renew the Rohrabacher-Blumenauer amendment, which currently prohibits the DOJ from using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of a Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.
As noted above, marijuana is a Schedule I controlled substance in the United States under the CSA. The DEA classifies controlled substances into five schedules: Schedule I, II, III, IV or V substances. Schedule I substances by definition have a high potential for abuse, have no currently “accepted medical use” in the United States, lack accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Pharmaceutical products approved by the FDA for use in the United States may be listed as Schedule II, III, IV or V, with Schedule II substances considered to present the highest potential for abuse or dependence and Schedule V substances the lowest relative risk among such substances.
Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the FDA for use in the United States or obtained DEA registrations for commercial production. Drug products containing cannabis or cannabis extracts that receive the required government approvals for use in commercial production may be subject to significant government regulation
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regarding manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use. In addition, the scheduling process may take one or more years, thereby delaying the launch of the drug product in the United States.
Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which a Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.
Additionally, U.S. Federal tax law prohibits a taxpayer from claiming a deduction or credit for any amount paid or incurred during the tax year in carrying on any trade or business if that trade or business (or the activities that comprise that trade or business) consists of trafficking in controlled substances (e.g., marijuana) where that trafficking is prohibited by either federal law or the state law for the state in which the trade or business is conducted. Consequently, Cannabis Companies may pay higher amounts of taxes than non-Cannabis Companies, which could result in less income to a Fund and, in turn, less for a Fund to distribute to shareholders.
Non-U.S. Regulatory Risks of the Marijuana Industry: The companies in which each Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which a Fund invests to sell their products.
Operational Risks of the Marijuana Industry: Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.
Companies participating in the marijuana industry may face litigation, formal or informal complaints, enforcement actions, and inquiries by various federal, state, or local governmental authorities. Litigation, complaints, and enforcement actions could consume considerable amounts of financial and other corporate resources, which could have a negative impact on sales, revenue, profitability, and growth prospects. Similarly, certain companies may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost, to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Failure to comply with or to obtain the necessary licenses, permits, authorizations, or accreditations could result in restrictions on a company’s ability to legally engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana, which could have a negative impact on the value of a Fund’s investments.
United States Regulatory Risks of CBD and Hemp: The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of a Fund’s investments in companies with business interests in hemp and hemp-based products.
Other Investment Companies (including ETFs) Risk (ETFMG Alternative Harvest ETF only): The Fund may invest directly in another investment company by purchasing shares of the investment company. The Fund will incur higher and duplicative expenses when it
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invests in other investment companies such as ETFs (affiliated ETFs will not charge duplicate fees and expenses). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Associated Risks of Investments in SPACs: Each Fund’s Index may include equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (e.g., two years), the invested funds are returned to the entity’s shareholders. This period of time may be extended indefinitely, which would delay the return of invested funds to shareholders while management considers an acquisition. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. There is no guarantee that the SPACs included in the Index will complete an acquisition or that any acquisitions that are completed will be profitable. Because the SPACs included in the Index will be designed to pursue acquisitions only within certain industries or regions, their stock prices may experience greater volatility than stocks of other SPACs. SPACs may also encounter intense competition from other entities having a similar business objective, such as private investors or investment vehicles and other SPACs, competing for the same acquisition opportunities, which could make completing an attractive business combination more difficult.
Associated Risks of SPAC-Derived Companies: The Fund invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks in which the Fund invests may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
Concentration Risk: Each Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent a Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Consumer Staples Sector Risk: Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the
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consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. For example, the FDA’s plan to propose tobacco product standards to ban menthol as a characterizing flavor in cigarettes and to ban all flavors in cigars may lead to decreased revenue for tobacco companies and negatively affect the value of a Fund’s investments. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Equity Market Risk: An investment in a Fund involves risks of investing in equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to a Fund’s NAV.
ETF Risks:
Absence of an Active Market Risk: Although a Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case a Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or a Fund may ultimately liquidate.
APs, Market Makers and Liquidity Providers Concentration Risk: A Fund has a limited number of financial institutions that may act as APs, none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Cash Transactions Risk (ETFMG U.S. Alternative Harvest ETF only): A Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, a Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on a Fund will decrease such Fund’ NAV unless the costs are offset by a transaction fee payable by an AP.
Costs of Buying or Selling Shares Risk: Investors buying or selling a Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Fluctuation of NAV Risk: The NAV of a Fund’s shares will generally fluctuate with changes in the market value of such Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether a Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading
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individually or in the aggregate at any point in time. The market prices of a Fund’s shares may deviate significantly from the NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to such Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. As a result, investors in a Fund may pay significantly more or receive significantly less for Fund shares than the value of such Fund’s underlying securities or the NAV of Fund shares. If an investor purchases a Fund’s shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.
Market Trading Risk: An investment in a Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of such Fund. Any of these factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV.
Trading Issues Risk: Although a Fund’s shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will be maintained. Trading in a Fund’s shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%., 13% and 20%). Additional rules applicable to the Exchange may halt trading in Fund shares when extraordinary volatility causes sudden, significant swings in the market price of Fund shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In stressed market conditions, the liquidity of a Fund’s shares may begin to mirror the liquidity of such Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares, potentially causing the market price of the Fund’s shares to deviate from their NAV.
Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and such Fund’s market price. This reduced effectiveness could result in Fund shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund shares. During a “flash crash,” the market prices of a Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause APs and other market makers to limit or cease trading in a Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Foreign Investment Risk (ETFMG Alternative Harvest ETF only): Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when a Fund does not price its Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by a Fund trade on foreign exchanges that are closed when a Fund’s primary listing exchange is open, a Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects a Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. A Fund’s NAV is determined on the basis of U.S. dollars and, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up.
Depositary Receipts Risk: A Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not
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obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts may be unregistered and unlisted. A Fund’s investments also may include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments pursuant to the Funds’ liquidity risk management program. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs or GDRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. Where all or a part of a Fund’s underlying securities trade in a market that is closed when the Exchange is open, there may be changes between the last quotation from its closed foreign market and the value of such securities during a Fund’s domestic trading day. This could lead to differences between the market price of a Fund’s shares and the value of a Fund’s underlying securities.
Foreign Securities Risk: A Fund invests in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.
Political and Economic Risk: A Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund’s investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Health Care Companies Risk: Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Additionally, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company’s market value and/or share price.
Biotechnology Company Risk: A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.
Pharmaceutical Company Risk: Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition. The process for obtaining regulatory approval from the FDA or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.
Additionally, companies in the pharmaceutical industry may be adversely affected by government regulation and changes in reimbursement rates from such third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations. The ability of pharmaceutical companies to commercialize current and any futures products also depends in part on the extent reimbursement for the cost of such
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products and related treatments are available from these third party payors. A pharmaceutical company’s valuation may also be affected if one of its products prove unsafe, ineffective or unprofitable. The stock prices of companies in this sector have been and will likely continue to be volatile.
Market illiquidity may cause losses for the Fund. For the Fund, to the extent that the Index moves adversely, the Fund may be one of many market participants that are attempting to transact in the securities of an underlying index or correlated instruments. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in securities of the Index or correlated investments such as financial instruments and the Fund’s transactions could exacerbate the price change of the securities of the Index. Additionally, because the Fund is leveraged, a minor adverse change in the value of the Index should be expected to have a substantial adverse impact on the Fund.
Management Risk (ETFMG U.S. Alternative Harvest ETF only). The U.S. Alternative Harvest ETF is actively-managed and may not meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Fund. Due to its active management, the Fund could underperform other funds with similar investment objectives.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of a Fund’s investments.
New Fund Risk (ETFMG U.S. Alternative Harvest ETF only): The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Non-Cannabis Related Business Risk: Many of the companies in the Index are engaged in other lines of business unrelated to the activities identified in principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.
Non-Diversification Risk: Because each Fund is “non-diversified,” a Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause a Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio. This may increase a Fund’s volatility and have a greater impact on such Fund’s performance.
Passive Investment Risk (ETFMG Alternative Harvest ETF only): The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Risks Related to Investing in Canada (ETFMG Alternative Harvest ETF): Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
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Sector Risk (ETFMG U.S. Alternative Harvest ETF only): To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: Each Fund may engage in securities lending. A Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that a Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, a Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. When a Fund invests cash collateral in other investment companies, such investments of cash collateral will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. To the extent that the value or return of a Fund’s investment of the cash collateral declines below the amount owed to the borrower, such Fund may incur losses that exceed the amount it earned on lending the security. A Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of such Fund’s portfolio securities.
Smaller Companies Risk: Each Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Funds may be subject to the risk that securities of smaller companies represented in the Indexes may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for a Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or a Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.
Tax Risk: Tax Risk: To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.
Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so such Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a RIC in any taxable year, such Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If a Fund failed to qualify as a RIC for a period greater than two taxable years, such Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Tracking Error Risk (ETFMG Alternative Harvest ETF only): Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.
Valuation Risk (ETFMG Alternative Harvest ETF only): The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or
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volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Portfolio Holdings
Information about the Funds’ daily portfolio holdings will be available at www.etfmg.com. A summarized description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
Fund Management
Adviser. ETF Managers Group LLC, the investment adviser to the Funds, is a Delaware limited liability company located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Funds with overall responsibility for the day-to-day portfolio management of each Fund, subject to the supervision of the Board. For its services, the Adviser receives, and did receive for each Fund’s most recent fiscal year, a fee that is equal to the percent shown in the table below per annum of the average daily net assets of each Fund with the fee for each Fund calculated daily and paid monthly.

Fund	Management Fee
Alternative Harvest ETF	0.75%
U.S. Alternative Harvest ETF	0.75%
Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for each Fund to operate. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, certain proxy solicitation costs and non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).
With respect to the Alternative Harvest ETF, the Adviser has agreed to waive its unitary management fee in an amount equal to the acquired fund fees and expenses related to any investment by the Alternative Harvest ETF in the U.S. Alternative Harvest ETF. This arrangement will remain in effect through at least March 31, 2024, and prior to such date the Adviser may not terminate the arrangement without the approval of the Board of Trustees of the Trust.
A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement for the Funds is available in the Funds’ Semi-Annual Report for the period ended March 31, 2022.
Manager of Managers Structure. The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, may select one or more sub-advisers for a Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its respective shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser may be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser will compensate each sub-adviser out of its management fee. A Fund is required to provide shareholders with certain information regarding any new sub-adviser within 90 days of the hiring of any new sub-adviser. Such information generally includes the information that would have been provided to shareholders in the form of a proxy statement in the absence of the Order.
The Adviser’s reliance on such Order with respect to a Fund is contingent on the holders of a majority of such Fund’s outstanding voting securities approving the applicable Fund’s use of a manager of managers structure and the Adviser’s reliance on such Order. Prior to the date of this Prospectus, shareholders of each Fund approved the use by such Fund of a manager of managers structure and the Adviser’s reliance on such Order.
Portfolio Managers
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The Funds’ portfolio managers are primarily responsible for the day-to-day management of the Funds. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy.
The Funds are managed by Samuel R. Masucci, III, Chief Executive Officer of the Adviser, and Frank Vallario, Chief Investment Officer of the Adviser.
Samuel Masucci, III has more than 25 years’ experience in investment banking, structured product development, sales and trading. He founded ETF Managers Group (ETFMG) in 2014. Prior to ETFMG he has held senior positions at Bear Stearns, UBS, SBC Warburg, and Merrill Lynch and has experience in creating, building and managing businesses for the issuance, sales and trading of: ETFs, index products, commodity products, hedge funds, ABS, and OTC structured products in the U.S. and Europe.
Frank Vallario serves in the role of Chief Investment Officer for the Adviser. Mr. Vallario is responsible for the portfolio construction, trading, risk management and portfolio analysis processes associated with ETF strategies. Prior to his current role at the Adviser, Mr. Vallario has had a variety of senior roles over his 25-year career in financial services. He joined Oppenheimer Funds in 2017 where he was Head of Equity Portfolio Management for Smart Beta ETFs. Prior to that he was a Senior Portfolio Manager at Columbia Threadneedle from September 2015 to June 2017 where he was responsible for the day to day management of the firm’s ETF business, which was acquired from his previous firm, Emerging Global Advisors (EGA). From September 2010 to September 2015, he was relationship manager at MSCI responsible for providing investment solutions to complex problems using MSCI Barra’s fundamental models and portfolio construction tools. Previously, he was a partner in a start-up asset management firm where he served as the director of portfolio management. Mr. Vallario began his career at UBS Global Asset Management where he spent over a decade in various quantitative portfolio management equity roles including equity market neutral, tactical asset allocation, structured active equities, enhanced index, passive management and factor research. Mr. Vallario served on the Investment Committee for the Girl Scouts of Connecticut and was a University Affiliate at the University of Utah – David Eccles School of Business. He received a B.S. in Finance from Lehigh University and a M.B.A. with a concentration in Finance from Rutgers University.
The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed, and ownership of the applicable Fund’s shares.
Buying and Selling the Funds
Each Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Each Fund’s shares are listed for secondary trading on the Exchange. When you buy or sell a Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
NAV per share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).
When determining NAV, the value of a Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Adviser’s valuation policies and procedures. The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.
Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between
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the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between a Fund’s performance and the desired performance relative to the Fund’s Index.
The Funds invest in non-U.S. securities. Non-U.S. securities held by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Frequent Purchases and Redemptions of the Funds’ Shares
Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Funds on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm the Funds’ shareholders because these trades do not involve the Funds directly. Certain institutional investors are authorized to purchase and redeem a Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Funds impose transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that a Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund intends to pay out dividends, if any, quarterly and distribute any net realized capital gains to their shareholders annually.
Dividend Reinvestment Service
Brokers may make available to their customers who own a Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the applicable Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the applicable Fund at NAV per share.
Tax Information
The following is a summary of some important tax issues that affect the Funds and their respective shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. The following summary describes the U.S. federal income tax consequences to shareholders that are U.S. persons, as defined in the Code, and that are not partnerships for U.S. federal income tax purposes, unless otherwise provided. More information about taxes, including a detailed description of the U.S. federal income tax consequences to shareholders that are not U.S. persons, as defined in the Code, is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local income taxes.
Tax Status of the Funds
Each Fund is treated as a separate entity for U.S. federal tax purposes, and intends to qualify for the special tax treatment afforded to RIC under the Code. As long as each Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on any ordinary income or capital gain that it timely distributes to its shareholders as dividends.
Tax Status of Distributions
•Each Fund intends, for each year, to distribute substantially all of its income and net capital gains.
•Each Fund’s distributions from income will generally be taxed to you as ordinary income, qualified dividend income, or capital gain (or a combination thereof). For non-corporate shareholders, dividends reported by a Fund as qualified dividend income are generally eligible for reduced tax rates.
•Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. A Fund’s strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.
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•Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) properly reported by the Fund as “capital gain dividends” that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at reduced maximum rates.
•Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable U.S. federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.
•A Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.
•Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.
•Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.
Taxes on Exchange-Listed Share Sales. A shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares in an amount equal to the difference between the shareholder’s adjusted basis in the common stock disposed of and the amount realized on their disposition. Generally, gain recognized by a shareholder on the disposition of shares will result in capital gain or loss to a shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as capital gain dividends to the shareholder with respect to such shares.
Investment in Foreign Securities. The Funds may be subject to non-U.S. withholding taxes on income they may earn from investing in non-U.S. securities, which may reduce the return on such investments. In addition, the Funds’ investments in non-U.S. securities or non-U.S. currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing or amount of their distributions. The Funds may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Funds to non-U.S. jurisdiction in respect of non-U.S. securities held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from non-U.S. sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.
Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the net investment income of certain shareholders that are estates and trusts which the estate or trust has not distributed to its beneficiaries.
Non-U.S. Investors. If you are not a U.S. person, as defined in the Code, distributions of a Fund’s ordinary income will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business of such non-U.S. investor (and if required by an applicable income tax treaty, attributable to a permanent establishment maintained in the United States by such non-U.S. investor). This 30% withholding tax generally will not apply to capital gain dividends.
Backup Withholding. The Funds or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
FATCA. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a
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specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner that is a specified U.S. person or provide the withholding agent with identifying information on each greater than 10% U.S. owner that is a specified U.S. person. Depending on the status of a shareholder and the status of the intermediaries through which they hold their shares, shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a shareholder might be eligible for refunds or credits of such taxes.
Distribution
The Distributor, ETFMG Financial LLC, an affiliate of the Adviser, is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in the Funds’ shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal business address is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of each applicable Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Fund Service Providers
Eversheds Sutherland (US) LLP, 700 6th Street NW, Washington, DC 20001, serves as legal counsel to the Funds.
WithumSmith+Brown, PC, with offices located at 1411 Broadway, 9th Floor, New York, New York 10018, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
Index/Trademark Licenses/Disclaimers
Prime Indexes and the Prime Alternative Harvest Index are trademarks of Level ETF Ventures LLC (“Level”) and have been licensed for use by the Adviser. The Alternative Harvest ETF is not sponsored, endorsed, sold or promoted by Level or its Calculation Agent. Level and the Calculation Agent make no representation regarding the advisability of trading in such product.
LEVEL AND THE CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THEY SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LEVEL OR THE CALCULATION AGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. Each Fund is not sponsored, endorsed, sold or promoted by Level or the Calculation Agent. Level and the Calculation Agent make no representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund in particular or the ability of the Index to track general stock market performance. The Index is determined, composed and calculated by Level or its Calculation Agent without regard to the Adviser or a Fund. Level and the Calculation Agent have no obligation to take the needs of the Adviser or the owners of a Fund into consideration in determining, composing or calculating the Index. Level and the Calculation Agent are not responsible for and have not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is converted into cash. Level and the Calculation Agent have no obligation or liability in connection with the administration, marketing or trading of a Fund.
Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of a Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of a Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable.
The Exchange has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing, or trading of the shares of a Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
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The Adviser and each Fund make no representation or warranty, express or implied, to the owners of shares of a Fund or any members of the public regarding the advisability of investing in securities generally or in a Fund particularly.
Premium/Discount Information
Information regarding the number of days each Fund’s market price was a price above (i.e., at a premium) or below (i.e., at a discount) its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year, are provided, free of charge, on the Funds’ website at www.etfmg.com.
Litigation
The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.
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Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by WithumSmith+Brown, PC, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.
Alternative Harvest ETF
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning Year	$14.40	$10.37	$20.83	$39.74	$31.36
Income (Loss) from Investment Operations:
Net investment income [1]	0.18	0.26	0.91	1.02	0.37
Net realized and unrealized gain (loss) on investments	(9.78)	4.01	(10.49)	(18.96)	8.95
Total from investment operations	(9.60)	4.27	(9.58)	(17.94)	9.32

Less Distributions:
Distributions from net investment income	(0.18)	(0.24)	(0.88)	(0.97)	(0.74)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.18)	(0.24)	(0.88)	(0.97)	(0.94)
Net asset value, end year	$4.62	$14.40	$10.37	$20.83	$39.74

Total Return	(67.06)%	40.90%	(46.83)%	(45.60)%	33.85%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$324,730	$1,067,609	$495,971	$800,957	$679,559

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income to Average Net Assets	1.95%	1.39%	6.27%	3.26%	1.18%
Portfolio Turnover Rate	74%	75%	46%	71%	97%

1    Calculated based on average shares outstanding during the year.

34

U.S. Alternative Harvest ETF
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Period Ended September 30, 2022	Period Ended September 30, 2021[1]
Net Asset Value, Beginning Year/Period	$7.72	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.13	(0.01)
Net realized and unrealized (loss) on investments	(5.69)	(2.27)
Total from investment operations	(5.56)	(2.28)
Net asset value, end year/period	$2.16	$7.72
Total Return	(71.97)%	(22.82)%	[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$84,967	$6,097

Gross Expenses to Average Net Assets	0.75%	0.75%	[4]
Net Investment Income (Loss) to Average Net Assets	4.45%	(0.38)%	[4]
Portfolio Turnover Rate	12%	16%	[3]

1    The Fund commenced operations on May 12, 2021.
2    Calculated based on average shares outstanding during the year/period.
3    Not annualized.
4    Annualized.

35

ETF Managers Trust
30 Maple Street, 2nd Floor
Summit, New Jersey 07901
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders (when available). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.
FOR MORE INFORMATION
To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Funds or to make other inquiries, please contact us as follows:
Call:     844-ETFMGRS (383-6477)
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern time)

Write:     ETF Managers Trust
30 Maple Street, 2nd Floor
Summit, New Jersey 07901

Visit:     www.etfmg.com
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Funds are available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number: 811-22310